UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 18, 2015

NV5 HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant’s Certifying Accountant.

Dismissal of Current Independent Registered Public Accounting Firm

On June 18, 2015, the Audit Committee of the Board of Directors of NV5 Holdings, Inc. (the “Company”) approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective June 18, 2015.

Grant Thornton previously audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013.  Grant Thornton’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended June 18, 2015, the Company has had no disagreement with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of disclosures it is making in this Form 8-K and requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Grant Thornton’s letter, dated June 22, 2015, is filed as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

On June 18, 2015, the Audit Committee approved the engagement of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, effective June 18, 2015. During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended June 18, 2015, neither the Company nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Deloitte review the information set forth in the fifth paragraph of this Item 4.01 before this Current Report on Form 8-K was filed with the Securities and Exchange Commission.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2015

NV5 HOLDINGS, INC. By: /s/ Michael P. Rama Name: Michael P. Rama Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated June 22, 2015.